Fair value of financial instruments	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
Fair value of financial instruments	Fair value of financial instruments
Fair value of financial instruments measured at amortized cost
The carrying value and estimated fair value of our financial instruments that are measured at amortized cost as at June 30, 2022 (Successor) and December 31, 2021(Predecessor) are as follows:

	Successor		Predecessor
	June 30, 2022		December 31, 2021
(In $ millions)	Fair value	Carrying value	Fair value	Carrying value
Assets
Related party loans receivable (Level 2)	—	—	9	9
Liabilities
Liability subject to compromise- Secured credit facilities (Level 3)	—	—	2,094	5,662
Liability subject to compromise - Related Party Loans Payable (Level 3)	—	—	176	503
First Lien Senior Secured (Level 3)	181	184	—	—
Second Lien Senior Secured (Level 3)	734	734	—	—
Unsecured Convertible note - debt component (Level 3) *	37	50	—	—
* The conversion option, together with the issue discount, was recorded in the Predecessor equity which was subsequently cancelled on emergence from Chapter 11 proceedings.
Financial instruments categorized as level 2
The fair value of related party loan receivable balances were assumed to be equal to their carrying value, after adjusting for expected credit losses. The loans were categorized as level 2 on the fair value hierarchy and were repaid in 2022. Other trading balances with related parties are not shown in the table above and are discussed in Note 24 - ''Related party transactions''.
Financial instruments categorized as level 3
Upon emergence from Chapter 11 proceedings, our secured credit facilities were settled and replaced with the first and second lien senior notes and an unsecured convertible note. The fair values attributed to the first and second lien debt were derived by discounting the future cash flows associated with each facility, using a weighted average cost of capital range of 10.0% to 13.0%.
The fair value attributed to the unsecured convertible bond is bifurcated into two elements: the straight debt component is derived through a discounted cash flow approach, similarly to the one applied for the first and second lien debt, and the conversion option, which is derived through an option pricing model which forecasts equity volatility and compares the potential conversion redemption against historical and implied equity movements in comparable companies in our industry.
The fair values of the secured credit facilities as at December 31, 2021 were determined by reference to the secured credit facilities holder allocation of the Seadrill fair value post emergence. The fair value was derived using a discounted cash flow model of future free cash flows from each rig, using a weighted average cost of capital range of 17.0%.
Upon emergence from Chapter 11 proceedings, our related party loans payable were extinguished and a gain recognized in "Reorganization items, net". The fair value of the related party loans payable as at December 31, 2021, for the West Taurus was derived using the court approved maximum cash settlement amount of $0.25 million. For the West Linus the fair value was derived using a discounted cash flow model of future free cash flows based on the contractual cash flows under the bareboat charter agreement together with the LIBOR linked interest payments, as well as assumed cash outflows under the mandatory repurchase obligation at the end of the lease term. These cash flows were discounted using the weighted average cost of capital of 10%.
Our cash and cash equivalents, restricted cash, accounts receivable, and accounts payable are by their nature short-term. As a result, the carrying values included in our Consolidated Balance Sheets approximate fair value.